UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

VERAMARK TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-13898	16-1192368
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 Jefferson Rd, Suite 120, Rochester, NY	14623
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 381-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(1) Anthony C. Mazzullo — 2010 Bonus

On March 2, 2011, the Compensation Committee of the Board of Directors of Veramark Technologies, Inc. (the “Registrant”) granted Anthony C. Mazzullo, the Company’s President and Chief Executive Officer, a discretionary bonus of $37,500 for the year ended December 31, 2010.

(2) Ronald C. Lundy, Thomas W. McAlees, Joshua B. Bouk — 2010 Bonus

Pursuant to the 2010 Incentive Plan for Management and Key Employees, which was previously filed as an exhibit on Form 8-K in March 2010, Ronald C. Lundy, Thomas W. McAlees, Joshua B. Bouk, all being officers of the Registrant, each received a bonus of $10,500, for the year ended December 31, 2010.

(3) Anthony C. Mazzullo 2011 Bonus Compensation Plan

On March 2, 2011, the Compensation Committee of the Board of Directors of the Registrant passed a resolution pursuant to which bonuses will be paid to the Registrant’s President and Chief Executive Office, Anthony C. Mazzullo, if Registrant achieves certain performance goals for its fiscal year ending December 31, 2011.

The material terms of the resolution include:

•	Mr. Mazzullo will be entitled to receive a cash bonus of $96,250 if Registrant fully achieves its plan objectives relating to each of sales orders, revenues, and EBITDA, as follows:

•	Achievement of Plan Target Orders — $32,083

•	Achievement of Plan Target Revenue — $32,083

•	Achievement of Plan Target EBITDA — $32,084

Cash bonus amounts begin to be earned pro-rata when 70% of a target for a category is achieved and increased bonuses will be earned until 150% of a target is achieved. The bonus at 70% of Plan target in all categories combined will be $27,500 and the bonus at 150% of Plan target in all categories combined will be $137,500. No cash bonus will be earned for a category unless 70% of the target for that category is achieved. Bonuses will be earned on a category-by-category basis. Bonuses will be increased upon the achievement of ten percent (10%) increments of target, but not for achievement of partial increments.

(4) 2011 Incentive Plan for Management and Key Employees

On March 2, 2011, the Compensation Committee of the Board of Directors of the Registrant approved the Veramark Technologies, Inc. 2011 Incentive Plan for Management and Key Employees (the “Plan”), attached as exhibit 10.1 to this filing. Participants eligible to participate in the Plan are corporate officers, key employees, and managers, including the following Named Executive Officers: Ronald C. Lundy, Senior Vice President of Finance and Chief Financial Officer; Joshua B. Bouk, Senior Vice President, Strategic Services, and Thomas W. McAlees, Senior Vice President, Engineering and Operations (the “Named Executive Officers”). Actual participants will be determined by the President and Chief Executive Officer.

The Plan establishes minimum and maximum bonus pools based on achieving certain targeted ranges of Adjusted Operating Income, as defined in the Plan. No bonuses will be payable until $250,000 of Adjusted Operating Income is achieved, in which case a minimum of $30,000 of bonuses will be paid. Upon achievement of $1,750,000 of Adjusted Operating Income, the maximum bonuses that can be paid under the plan will be 16% of Adjusted Operating Income. Not less than 40% nor more than 60% of the bonus pool will be paid to the Named Executive Officers.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following is the index of exhibits furnished in accordance with Item 601 of Regulation S-K, filed as part of this Current Report on Form 8-K or incorporated by reference herewith:

(d) Exhibits.

Exhibit 10.1
Veramark Technologies, Inc. 2011 Incentive Plan for Management and Key Employees

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in Rochester, New York on March 8, 2011

Veramark Technologies, Inc.

By: /s/ Ronald C. Lundy
Ronald C. Lundy,
Senior Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Veramark Technologies, Inc. 2011 Incentive Plan for Management and Key Employees